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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                                January 18, 2007
                                ----------------
                        (Date of earliest event reported)


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
             -------------------------------------------------------------
             CERTAIN OFFICERS.
             ----------------

         (b) On January 18, 2007, Dr. Jeffrey M. Gitelman, D.D.S., advised the Company that he declined to stand for re-election to the Board of Directors.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREATER ATLANTIC FINANCIAL CORP.



Date: January 22, 2007                By: /s/ Carroll E. Amos
                                          -------------------------------------
                                          Carroll E. Amos, President and Chief
                                          Executive Officer